                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 28, 2007
                                                   -----------------------------

                      Banc of America Funding 2007-4 Trust
10.6            Class 2-A-10 Interest Rate Cap Agreement, dated May 31,
           (Exact name of issuing entity as specified in its charter)

                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)

                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)

                                                                    54-2199819
                                                                    54-2199820
                                                                    54-2199821
                                                                    54-2199822
                                                                    54-2199823
                                                                    54-2199824
                                                                    54-6744180
       New York                    333-130536-21                    54-6744181
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(State or other jurisdiction of   (Commission File Number       (IRS Employer
incorporation of issuing entity)    of issuing entity)    Identification Nos. of
                                                              issuing entity)

214 North Tryon Street, Charlotte, North Carolina                       28255
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(Address of Principal Executive Offices)                              (Zip Code)


Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     This amendment on Form 8-K/A amends and supersedes Exhibits 10.6 and 10.8 to the Form 8-K previously filed on June 15, 2007 (accession no. 0001379434-07-000114), which were draft versions of the respective final agreements that are attached hereto. By request of the rating agencies on this transaction, the attached final agreements reflect revisions to their respective credit support annex and schedule. No substantive revisions were made to the respective confirmations of these documents.



Section 9 - Financial Statements and Exhibits


Item 9.01   (d)      Exhibits

Exhibit No.

10.6 Class 2-A-10 Interest Rate Cap Agreement, dated May 31, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

10.8 BANA Interest Rate Swap Agreement, dated May 31, 2007, between Wells Fargo Bank, N.A and Bank of America, National Association.





                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                 -------------------------------
                                            Name:   Scott Evans
                                            Title:  Senior Vice President



Date:  December 28, 2007

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit No.     Exhibit Description                                           Paper (P) or
                                                                              Electronic (E)

10.6            Class 2-A-10 Interest Rate Cap Agreement, dated May 31,              E
                2007, between Wells Fargo Bank, N.A. and Bank of America,
                National Association.
10.8            BANA Interest Rate Swap Agreement, dated May 31, 2007,               E
                between Wells Fargo Bank, N.A and Bank of America,
                National Association
